Exhibit 99.2

SYNOVUS						4 of 9

INCOME STATEMENT
(In thousands, except per share data)	2005	2004				1st Quarter
	First	Fourth	Third	Second	First	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest Income (Taxable Equivalent)	$332,927	314,019	301,457	279,013	271,491	22.6%
Interest Expense	104,444	88,281	76,313	66,804	66,944	56.0
Net Interest Income (Taxable Equivalent)	228,483	225,738	225,144	212,209	204,547	11.7
Tax Equivalent Adjustment	1,621	1,703	1,710	1,747	1,800	(9.9)
Net Interest Income	226,862	224,035	223,434	210,462	202,747	11.9
Provision for Loan Losses	19,283	20,855	21,192	17,548	15,724	22.6
Net Interest Income After Provision	207,579	203,180	202,242	192,914	187,023	11.0
Non-Interest Income:
Electronic Payment Processing Services	205,163	197,129	197,822	183,731	176,586	16.2
Merchant Services	27,105	6,411	6,518	6,876	6,364	325.9
Other Transaction Processing Services Revenue	48,514	45,224	43,006	41,827	40,848	18.8
Service Charges on Deposits	27,039	30,226	31,257	31,188	28,432	(4.9)
Fiduciary and Asset Management Fees	11,037	11,326	10,622	10,485	10,568	4.4
Brokerage and Investment Banking Revenue	6,263	5,361	5,012	5,616	5,759	8.8
Mortgage Banking Income	5,898	6,773	6,861	5,772	6,894	(14.4)
Credit Card Fees	7,646	8,379	8,097	7,509	6,040	26.6
Securities Gains (Losses)	271	164	(24)	-	(65)	nm
Other Fee Income	7,486	7,654	7,451	7,202	6,920	8.2
Other Non-Interest Income	9,519	12,653	11,361	15,341	28,299	(66.4)
Non-Interest Income before Reimbursable Items	355,941	331,300	327,983	315,547	316,645	12.4
Reimbursable Items	69,169	57,039	56,309	55,745	60,445	14.4
Total Non-Interest Income	425,110	388,339	384,292	371,292	377,090	12.7

Non-Interest Expense:
Personnel Expense	189,829	175,369	194,624	174,955	186,631	1.7
Occupancy & Equipment Expense	86,634	77,039	80,073	86,187	78,390	10.5
Other Non-Interest Expense	92,607	88,639	74,699	74,365	67,857	36.5

Non-Interest Expense before Reimbursable Items	369,070	341,047	349,396	335,507	332,878	10.9
Reimbursable Items	69,170	57,039	56,309	55,745	60,445	14.4

Total Non-Interest Expense	438,240	398,086	405,705	391,252	393,323	11.4

Minority Interest in Consolidated Subsidiaries	8,832	8,143	7,480	6,852	6,249	41.3
Income Before Taxes	185,617	185,290	173,349	166,102	164,541	12.8
Income Tax Expense	68,883	66,568	64,341	60,961	60,379	14.1

Net Income	$116,734	118,722	109,008	105,141	104,162	12.1

Basic Earnings Per Share	0.38	0.38	0.35	0.34	0.34	9.6
Diluted Earnings Per Share	0.37	0.38	0.35	0.34	0.34	9.6
Dividends Declared Per Share	0.18	0.17	0.17	0.17	0.17	5.3

Return on Assets	1.86%	1.91%	1.82%	1.86%	1.91%	(5) bp
Return on Equity	17.52	17.92	17.00	17.60	18.00	(48)
Average Shares Outstanding - Basic	310,622	309,740	309,448	306,180	303,644	2.3%
Average Shares Outstanding - Diluted	313,900	313,268	312,343	308,857	306,812	2.3

bp - change is measured as difference in basis points.
mn - not meaningful

SYNOVUS						5 of 9
Financial Services Segment

INCOME STATEMENT
(In thousands)	2005	2004				1st Quarter
	First	Fourth	Third	Second	First	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest Income (Taxable Equivalent)	$332,927	314,008	301,458	279,010	271,486	22.6%
Interest Expense	105,188	88,933	76,502	66,964	67,090	56.8
Net Interest Income (Taxable Equivalent)	227,739	225,075	224,956	212,046	204,396	11.4
Tax Equivalent Adjustment	1,614	1,691	1,710	1,744	1,796	(10.1)
Net Interest Income	226,125	223,384	223,246	210,302	202,600	11.6
Provision for Loan Losses	19,283	20,855	21,192	17,548	15,724	22.6
Net Interest Income After Provision	206,842	202,529	202,054	192,754	186,876	10.7
Non-Interest Income:
Service Charges on Deposits	27,039	30,226	31,257	31,188	28,432	(4.9)
Fiduciary and Asset Management Fees	11,044	11,538	10,834	10,675	10,710	3.1
Brokerage and Investment Banking Revenue	6,263	5,361	5,012	5,616	5,759	8.8
Mortgage Banking Income	5,898	6,773	6,861	5,772	6,894	(14.4)
Credit Card Fees	7,646	8,379	8,097	7,509	6,040	26.6
Securities Gains (Losses)	271	164	(24)	-	(65)	nm
Other Fee Income	7,487	7,654	7,451	7,202	6,920	8.2
Other Non-Interest Income	8,923	10,826	7,211	11,409	25,760	(65.4)

Total Non-Interest Income	74,571	80,921	76,699	79,371	90,450	(17.6)
Non-Interest Expense:
Personnel Expense	90,747	82,601	93,631	91,283	96,999	(6.4)
Occupancy & Equipment Expense	21,547	21,305	21,156	20,004	19,691	9.4
Other Non-Interest Expense	45,541	50,677	42,764	42,310	39,254	16.0
Total Non-Interest Expense	157,835	154,583	157,551	153,597	155,944	1.2
Income Before Taxes	123,578	128,867	121,202	118,528	121,382	1.8
Income Tax Expense	44,203	44,992	43,935	42,486	43,625	1.3
Net Income	$79,375	83,875	77,267	76,042	77,757	2.1

Return on Assets	1.33%	1.41%	1.35%	1.41%	1.49%	(16)	bp
Return on Equity	16.19	17.09	16.20	17.26	18.18	(199)

bp - change is measured as difference in basis points.
mn - not meaningful

SYNOVUS			6 of 9

BALANCE SHEET	March 31, 2005	December 31, 2004	March 30, 2004
(In thousands, except share data)
ASSETS
Cash and due from banks	$722,306	683,035	622,896
Interest earning deposits with banks	4,274	4,153	4,124
Federal funds sold and securities purchased
under resale agreements	136,227	135,471	154,859
Mortgage loans held for sale	127,664	120,186	152,672
Investment securities available for sale	2,725,561	2,695,593	2,621,576

Loans, net of unearned income	20,056,295	19,480,396	17,012,828
Allowance for loan losses	(273,724)	(265,745)	(236,056)
Loans, net	19,782,571	19,214,651	16,776,772
Premises and equipment, net	651,830	638,407	598,628
Contract acquisition costs and computer software, net	459,023	401,074	376,002
Goodwill, net	459,505	416,283	248,870
Other intangible assets, net	51,486	41,628	32,474
Other assets	731,938	699,697	697,474

Total assets	$25,852,385	25,050,178	22,286,347

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$3,380,497	3,337,908	2,957,681
Interest bearing	15,733,775	15,239,560	13,256,627
Total deposits	19,114,272	18,577,468	16,214,308
Federal funds purchased and securities sold
under repurchase agreements	1,425,819	1,208,080	1,503,133
Long-term debt	1,915,140	1,879,583	1,641,856
Billings in excess of costs on uncompleted contracts	-	-	10,824
Other liabilities	523,264	576,474	409,959
Total liabilities	22,978,495	22,241,605	19,780,080

Minority interest in consolidated subsidiaries	175,019	167,284	147,843

Shareholders' equity:
Common stock, par value $1.00 a share (1)	316,682	315,636	310,094
Surplus	648,715	628,396	494,670
Treasury stock (2)	(113,944)	(113,944)	(113,940)
Unearned compensation	(3,369)	(106)	(226)
Accumulated other comprehensive income	(11,586)	8,903	37,418
Retained earnings	1,862,373	1,802,404	1,630,408
Total shareholders' equity	2,698,871	2,641,289	2,358,424
Total liabilities and shareholders' equity	$25,852,385	25,050,178	22,286,347

(1) Common shares outstanding: 311,020,558;309,974,509; and 304,436,069 at March 31, 2005; December 31, 204, and March 31, 2004, respectively.
(2) Treasury shares; 5,661,538 at March 31, 2005, 5,661,538 at December 31, 204, and 5,658,005 at March 31, 2004.

SYNOVUS
AVERAGE BALANCES AND YIELDS/RATES					7 of 9
(Dollars in thousands)
	2005	2004
	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter

Taxable Investment Securities	$2,553,423	2,408,960	2,382,319	2,355,328	2,319,280
Yield	3.74%	3.69	3.72	3.71	3.86
Tax-Exempt Investment Securities	$223,812	229,190	233,271	230,885	229,905
Yield	6.93%	6.99	6.92	7.14	7.14
Commercial Loans	$16,604,087	16,029,042	15,385,995	14,567,795	13,991,230
Yield	6.15%	5.85	5.79	5.66	5.67
Consumer Loans	$846,743	948,273	958,540	967,450	1,003,595
Yield	7.42%	7.32	8.03	8.00	8.03
Mortgage Loans	$1,026,532	954,078	936,240	856,688	823,625
Yield	3.09%	3.04	5.89	5.92	3.01
Credit Card Loans	$261,202	260,523	248,755	245,534	241,415
Yield	9.82%	8.84	8.93	8.53	9.28
Home Equity Loans	$1,037,214	973,604	890,867	790,238	719,915
Yield	5.56%	5.08	4.61	4.45	4.50
Allowance for Loan Losses	$(270,853)	(262,711)	(252,370)	(241,082)	(231,822)
Loans, Net	$19,504,925	18,902,809	18,168,027	17,186,623	16,547,958
Yield	6.31%	3.01	5.97	5.87	5.91
Mortgage Loans Held for Sale	$87,538	103,594	112,502	148,471	105,557
Yield	6.15%	5.75	6.15	5.27	5.33
Federal Funds Sold	$115,990	102,852	162,580	158,373	171,284
Yield	2.44%	2.06	1.23	1.04	1.10
Time Deposits with Banks	$3,863	4,144	4,136	4,137	4,372
Yield	1.84%	1.32	0.80	0.45	0.46

Total Interest Earning Assets	$22,489,551	21,751,549	21,062,836	20,083,817	19,378,354
Yield	5.99%	5.75	5.69	5.58	5.63

Interest Bearing Liabilities

Time Deposits Over $100,000 (less brokered
time deposits)	$2,392,957	2,329,295	2,284,772	2,185,597	2,231,585
Rate	2.77%	2.54	2.33	2.31	2.36
Brokered Time Deposits	$2,487,264	2,066,938	1,851,198	1,603,826	1,396,770
Rate	2.94%	2.60	2.38	2.08	2.18
Time Deposits Under $100,000	$2,197,788	2,194,194	2,209,883	2,225,224	2,266,593
Rate	2.47%	2.29	2.18	2.21	2.28
Interest Bearing Demand Deposits	$2,980,346	2,848,978	2,716,488	2,773,020	2,709,479
Rate	0.96%	0.72	0.60	0.54	0.56
Money Market Accounts	$4,754,130	4,765,591	4,778,276	4,300,823	4,073,084
Rate	1.90%	1.51	1.23	1.04	1.03
Savings Deposits	$556,629	547,026	555,969	551,037	540,853
Rate	0.27%	0.21	0.17	0.17	0.18
Federal Funds Purchased and Other
Short-Term Borrowings	$1,541,396	1,488,555	1,422,598	1,513,306	1,495,333
Rate	2.34%	1.83	1.40	1.00	0.98
Long-Term Debt	$1,877,158	1,821,889	1,747,788	1,667,441	1,635,648
Rate	3.84%	3.63	3.51	3.53	3.71

Total Interest Bearing Liabilities	$18,787,668	18,062,466	17,566,972	16,820,274	16,349,345
Rate	2.25%	1.94	1.72	1.59	1.64

Non-Interest Bearing Demand Deposits	$3,267,679	3,516,878	3,137,357	3,006,493	2,769,367
Shareholders' Equity	$2,701,585	2,635,188	2,550,346	2,402,271	2,327,319
Total Assets	$25,392,540	24,921,847	23,778,250	22,705,467	21,913,168

Spread	3.75%	3.81	3.97	3.99	3.99
Net Interest Margin, before fees	3.98%	3.98	3.90	3.89	3.91
Net Interest Margin, after fees	4.11%	4.13	4.25	4.24	4.24

SYNOVUS				8 of 9

LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)
	March 31, 2005

		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans

Commercial Real Estate
Multi-Family	$534,523	2.7%	$353	0.5%
Hotels	838,300	4.2	1,262	1.6
Office Buildings	788,163	3.9	5	0.0
Shopping Centers	642,263	3.2	330	0.4
Commercial Development	719,782	3.6	39	0.1
Other Investment Property	300,153	1.5	87	0.1

Total Investment Properties	3,823,184	19.1	2,076	2.7

1-4 Family Construction	1,312,608	6.5	548	0.7
1-4 Family Perm / Mini-Perm	1,067,093	5.3	3,614	4.7
Residential Development	1,160,685	5.8	531	0.7

Total 1-4 Family Properties	3,540,386	17.7	4,693	6.1

Land Acquisition	935,517	4.7	40	0.0

Total Investment-Related Real Estate	8,299,087	41.4	6,809	8.8

Owner-Occupied	2,313,729	11.5	11,025	14.3
Other Property	1,164,962	5.8	9,715	12.6

Total Commercial Real Estate	11,777,778	58.7	27,549	35.7

Commercial & Industrial	5,128,840	25.6	39,736	51.3

Consumer	3,192,734	15.9	10,023	13.0

Unearned Income	(43,057)	(0.2)	-	-

Total	$20,056,295	100.0%	$77,308	100.0%

SYNOVUS						9 of 9

CREDIT QUALITY DATA
(Dollars in thousands)	2005	2004				1st Quarter

	First	Fourth	Third	Second	First	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$77,308	80,456	79,776	67,489	70,007	10.4%
Other Real Estate	26,658	21,492	25,424	26,972	26,061	2.3
Nonperforming Assets	103,966	101,948	105,200	94,461	96,068	8.2
Allowance for Loan Losses	273,724	265,745	257,647	248,585	236,056	16.0

Net Charge-Offs - Quarter	11,305	12,757	12,130	9,589	6,773	66.9
Net Charge-Offs - YTD	11,305	41,249	28,492	16,362	6,773	66.9
Net Charge-Offs / Average Loans - Quarter	0.23	0.27	0.26	0.22	0.16
Net Charge-Offs / Average Loans - YTD	0.23	0.23	0.22	0.19	0.16

Nonperforming Loans / Loans & ORE	0.39	0.41	0.42	0.37	0.41
Nonperforming Assets / Loans & ORE	0.52	0.52	0.56	0.52	0.56
Allowance / Loans	1.36	1.36	1.37	1.38	1.39

Allowance / Nonperforming Loans	354.07	330.30	322.96	368.34	337.19
Allowance / Nonperforming Assets	263.28	260.67	244.91	263.16	245.72

Past Due Loans over 90 days	14,376	18,138	23,178	27,453	23,295
As a Percentage of Loans Outstanding	0.07	0.09	0.12	0.15	0.14

Total Past Dues	122,229	84,458	118,390	109,385	129,844
As a Percentage of Loans Outstanding	0.61	0.43	0.63	0.61	0.76

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	March 31, 2005	December 31, 2004	March 31, 2004

Tier 1 Capital	$2,399,558	2,369,332	2,149,170
Total Risk-Based Capital	2,973,282	2,935,077	2,685,226
Tier 1 Capital Ratio	9.87	10.04	10.34
Total Risk-Based Capital Ratio	12.23	12.44	12.91
Leverage Ratio	9.64	9.78	9.98

(1) March 31, 2005 information is preliminary.